UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 31, 2020

TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

160 N. Stetson Avenue, Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TPCO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.02 Termination of a Material Definitive Agreement.

On February 3, 2020, Tribune Publishing Company, LLC (“TPC”), a wholly owned subsidiary of Tribune Publishing Company (the “Company”), entered into an amended and restated limited liability company (the “A&R LLC Agreement”) of BestReviews LLC (“BestReviews”) with BestReviews and Best Reviews Inc. (“BR Member”). The prior limited liability company agreement of BestReviews included certain provisions that the Company considered material agreements not made in the ordinary course of business. These provisions, which the Company has disclosed previously, were:
•the right of TPC to purchase all (but not less than all) of the remaining 40% of the membership interests of BestReviews (the “Call Option”);
•a one-time right of TPC to purchase 25% of the units of membership interest of BestReviews retained by the BR Member with terms identical to those applicable to the Call Option; and
•the right of BR Member, beginning in February 2021, to cause TPC to purchase all (but not less than all) of the remaining 40% of the membership interests of BestReviews at a purchase price to be determined in the same manner as if the Call Option was exercised.
In connection with entry into the A&R LLC Agreement, the provisions described above were terminated. Without these provisions, the Company does not consider the A&R LLC Agreement to be a material definitive agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 31, 2020, the Board of Directors (the “Board”) of the Company appointed Terry Jimenez, current Executive Vice President and Chief Financial Officer of the Company, as Chief Executive Officer and President of the Company, effective January 31, 2020.
Mr. Jimenez, age 47, has served as Executive Vice President and Chief Financial Officer since April 2016 and in that role has been responsible for the Company’s finance, information technology, manufacturing and distribution as well as other functions in addition to business oversight of the New York Daily News, BestReviews and other businesses. Prior to joining the Company, Mr. Jimenez was a Partner for IBM’s Global Business Services, where he served in that capacity from 2012 to 2016. From 2009 through 2012, he served as President of Newsday Media Group, a subsidiary of Cablevision Systems Corporation. From 2008 to 2009, Mr. Jimenez served as Chief Operating Officer/Chief Financial Officer of Newsday, LLC and Publisher of amNew York, subsidiaries of Cablevision Systems Corporation. Prior to Cablevision’s acquisition of Newsday from Tribune Company, he served in various roles at Tribune Company. From 2005 to 2008, he was Vice President Finance/Chief Financial Officer of Newsday, Inc. and from 2003 to 2005, he served as Controller for the Chicago Tribune Group. Prior to joining Tribune Company, from 1994 to 2002, Mr. Jimenez served in roles at McDonald’s Corporation, including Finance Director for McDonald’s Partner Brands Group, Controller for Donatos Pizzeria and other accounting, financial consulting, strategy and merger & acquisition roles. Mr. Jimenez holds a B.S. in accountancy from Northern Illinois University and an M.B.A. from J.L. Kellogg Graduate School of Management, Northwestern University.
Timothy P. Knight stepped down as Chief Executive Officer, President and Chairman of the Board effective January 31, 2020. Mr. Knight is expected to continue his employment with the Company through March 1, 2020, and will be eligible to receive severance pursuant to his employment agreement.
In connection with Mr. Jimenez’s appointment, the Board increased his annual base salary to $575,000 and increased his target annual cash bonus opportunity to 112% of base salary. On January 31, 2020, Mr. Jimenez received a grant of 85,000 restricted stock units generally vesting on the first anniversary of the grant, subject to his continued service and subject to acceleration upon certain events. Other than the increase to base salary and target annual cash bonus opportunity, Mr. Jimenez’s employment agreement will remain in effect and has previously been filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed on March 28, 2018.
In connection with the leadership transition, the Board appointed Michael N. Lavey, current Controller and Chief Accounting Officer of the Company, as Interim Chief Financial Officer, effective January 31, 2020. Mr. Lavey will continue to serve as Controller and Chief Accounting Officer of the Company.
Mr. Lavey, age 62, has served as the Company’s Controller and Chief Accounting Officer since May 2018. Prior to May 2018, he served as Senior Vice President, Corporate Controller from May 2015. Prior to joining the Company, Mr. Lavey served as vice president and corporate controller of A. H. Belo Corporation, a media company, from January 2010 to May 2015, and as controller of the Dallas Morning News in 2009. Earlier in his career, Mr. Lavey held financial management positions with, or served as a financial consultant for, imc2, Alliance Data Systems Corporation, Lighting Science Group Corporation, MetroPCS, Inc., Excel Communications, Inc., BancTec, Inc. and NAC, Inc. Mr. Lavey began his career in the audit manager function at Arthur Andersen & Co. in 1979.

In connection with Mr. Lavey’s appointment as Interim Chief Financial Officer, Mr. Lavey will receive supplemental cash compensation of $20,000 per quarter during such time as Mr. Lavey serves as Interim Chief Financial Officer. On January 31, 2020, Mr. Lavey received a grant of 10,000 restricted stock units generally vesting 25% on each anniversary of the grant, subject to his continued service and subject to acceleration upon certain events.
Item 8.01 Other Events.
A copy of the Company’s press release announcing Mr. Jimenez’s and Mr. Lavey’s appointments and Mr. Knight’s departure is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 3, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: February 3, 2020	By:	/s/ Julie K. Xanders
Julie K. Xanders
Executive Vice President, General Counsel and Secretary